                                                                   EXHIBIT 10.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Elan Corporation, plc

Dear Sirs:

     We consent to incorporation by reference in the Post-Effective Amendments on Forms F-3 and S-8 to the Registration Statement on Form F-4 (No. 333-12756)
of Elan Corporation, plc, the Registration Statements on Form S-8 (Nos.
333-13996, 333-12344, 333-11940, 333-09644, 333-09284, 333-09048, 333-08384,
333-07361, 333-07136, 333-14240, 33-27506 and 333-100252) of Elan Corporation,
plc, and the Registration Statement on Form F-3 (No. 333-13130) of Elan
Corporation, plc and Athena Neurosciences Finance, LLC, of our report dated
April 23, 2004, relating to the consolidated balance sheets of Elan
Corporation, plc as of December 31, 2003 and 2002 and the related consolidated profit and loss accounts, statements of cash flows, statements of changes in shareholders' funds and statements of total recognised gains and losses for each of the years in the three year period ended December 31, 2003, all prepared in accordance with Irish generally accepted accounting principles, which report appears in the Annual Report on Form 20-F of Elan Corporation, plc
for the fiscal year ended December 31, 2003.

/s/ KPMG

KPMG
Chartered Accountants
Dublin, Ireland

April 28, 2004